          ************************************************************



                               MERISEL FAB, INC.


                                 MERISEL, INC.


                         _____________________________



                                CREDIT AGREEMENT


                          Dated as of January 31, 1994


                           NATIONSBANK OF TEXAS, N.A.



          ************************************************************

                               TABLE OF CONTENTS

     This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.

                                                                   Page
                                                                   ----
Section 1.   Definitions and Accounting Matters..................    1
     1.01    Certain Defined Terms...............................    1
     1.02    Accounting Terms and Determinations.................    9
     1.03    Interpretation......................................    9

Section 2.   Commitment, Loan, Note and Prepayments..............    9
     2.01    The Loan............................................    9
     2.02    Borrowing of the Loan...............................   10
     2.03    Note................................................   10
     2.04    Optional Prepayments................................   10
     2.05    Mandatory Prepayments...............................   10
     2.06    Advising, Structuring and Facility Fee..............   10

Section 3.   Payments of Principal and Interest..................   10
     3.01    Repayment of Loans..................................   10
     3.02    Interest............................................   11

Section 4.   Payments; Computations; Etc. .......................   11
     4.01    Payments............................................   11
     4.02    Computations........................................   12
     4.03    Offsets, Etc. ......................................   12
     4.04    Taxes...............................................   12

Section 5.   The Guarantee.......................................   12
     5.01    Guarantee...........................................   12
     5.02    Acknowledgements, Waivers and Consents..............   13
     5.03    Understanding With Respect to Waivers and
             Consents............................................   19
     5.04    Subrogation.........................................   19
     5.05    Reinstatement.......................................   20
     5.06    Remedies............................................   20
     5.07    Separate Action.....................................   20
     5.08    Subordination of Indebtedness of the Company........   20
     5.09    Revocation..........................................   21

Section 6.   Conditions Precedent................................   21
     6.01    Extension of Credit.................................   21

                                                                   Page
                                                                   ----
Section 7.   Representations and Warranties......................   23
     7.01    Corporate Existence.................................   23
     7.02    Financial Condition.................................   24
     7.03    Litigation..........................................   24
     7.04    No Breach...........................................   25
     7.05    Action..............................................   25
     7.06    Approvals...........................................   25
     7.07    Margin Stock........................................   25
     7.08    ERISA...............................................   26
     7.09    Taxes...............................................   26
     7.10    Certain Regulations.................................   26
     7.11    Environmental Matters...............................   26
     7.12    Title to Assets.....................................   27
     7.13    True and Complete Disclosure........................   27

Section 8.   Covenants...........................................   28
     8.02    Use of Proceeds.....................................   28
     8.03    The Company Revolving Credit Agreement..............   28

Section 9.   Events of Default...................................   29

Section 10.  Miscellaneous.......................................   32
     10.01   Waiver..............................................   32
     10.02   Notices.............................................   33
     10.03   Expenses, Etc. .....................................   33
     10.04   Amendments, Etc. ...................................   34
     10.05   Successors and Assigns..............................   34
     10.06   Assignments.........................................   34
     10.07   Survival............................................   35
     10.08   Agreements Superseded...............................   35
     10.09   Severability........................................   35
     10.10   Captions............................................   35
     10.11   Counterparts........................................   35
     10.12   Treatment of Certain Information;
             Confidentiality.....................................   36
     10.13   GOVERNING LAW; SUBMISSION TO JURISDICTION...........   36
     10.14   WAIVER OF JURY TRIAL................................   37

EXHIBIT A    -   Form of Note
EXHIBIT B    -   Form of Opinion of Counsel to
                 the Obligors

          This CREDIT AGREEMENT (this "Agreement") dated as of January 31, 1994,
                                       ---------
is made among Merisel FAB, Inc., a Delaware corporation (the "Company"),
                                                              -------
Merisel, Inc., a Delaware corporation (the "Parent") and NationsBank of Texas,
                                            ------
N.A. (the "Bank").
           ----

          The Company has requested the Bank to extend credit to the Company in an aggregate principal amount not exceeding $16,000,000 to fund a portion of the purchase price of the Acquisition. To induce the Bank to extend such credit, the Company, the Bank and the Parent propose to enter into this Agreement pursuant to which the Bank agrees to make a loan to the Company and the Parent agrees to guarantee the Obligations (as defined in this Agreement).

          Accordingly, the parties hereto agree as follows:


          Section 1.  Definitions and Accounting Matters.
                      ----------------------------------

          1.01  Certain Defined Terms.  As used in this Agreement, the
                ---------------------
following terms shall have the following meanings:

          "Acquisition" shall have the meaning assigned to that term in the
           -----------
Parent Credit Agreement.

          "Acquisition Agreements" shall have the meaning assigned to that
           ----------------------
term in the Parent Credit Agreement.

          "Affiliate" shall mean any Person that directly or indirectly
           ---------
controls, or is under common control with, or is  controlled by, the Company.
As used in this definition, "control" (including, with its correlative meanings,
                             -------
"controlled by" and "under common control with") shall mean the possession,
 -------------       -------------------------
directly or indirectly, of power to direct or cause the direction of the management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person that owns directly or indirectly securities having 5% or more of the voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, the

                               Credit Agreement
                               ________________
definition of "Affiliate" shall not encompass (a) any individual solely by reason of his or her being a director, officer or employee of the Company or any of its Subsidiaries, (b) any of the Subsidiaries of the Parent and (c) the Bank.

          "Americas Revolving Credit Agreement" shall mean the Revolving Credit
           -----------------------------------
Agreement dated as of December 23, 1993 by and among Merisel Americas, Inc., Merisel Europe, Inc., the Parent, the Lenders who are signatories to that agreement, Citibank, N.A. and Citicorp U.S.A., Inc.

          "Applicable Margin" shall mean 2.0% per annum.
           -----------------

          "Asset Purchase Agreement" shall mean the Asset Purchase Agreement
           ------------------------
dated as of January 31, 1994 by and among ComputerLand, the Company and the Parent.

          "Bank" shall have the meaning assigned to that term in the
           ----
introductory paragraphs of this Agreement.

          "Bankruptcy Code" shall mean the Federal Bankruptcy Code of 1978.
           ---------------

          "Base Rate" shall mean, for any day, a rate per annum equal to the
           ---------
higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% and (b) the Prime Rate for such day. Each interest rate that this Agreement provides is to be based upon the Base Rate shall change upon any change in the Base Rate, effective as of the opening of business on the day of such change in the Base Rate.

          "Business Day" shall mean any day on which commercial banks are not
           ------------
authorized or required to close in New York City, New York or Los Angeles, California or Dallas, Texas.

          "Capital Lease Obligations" shall mean, for any Person, all
           -------------------------
obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board), and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount of such obligation, determined in accordance with GAAP (including such Statement No. 13).

                               Credit Agreement
                               ________________

          "Closing Date" shall mean the date upon which the extension of credit
           ------------
under this Agreement is made, which date must occur no later than February 14, 1994.

          "Code" shall mean the Internal Revenue Code of 1986.
           ----

          "Company" shall have the meaning assigned to that term in the
           -------
introductory paragraphs of this Agreement.

          "Company Revolving Credit Agreement" shall mean the Revolving Credit
           ----------------------------------
Agreement dated as of December 23, 1993 among the Company, the Parent and the Bank.

          "ComputerLand" shall mean ComputerLand Corporation, a Delaware
           ------------
corporation.

          "Default" shall mean an Event of Default or an event that with notice
           -------
or lapse of time or both would become an Event of Default.

          "Dollars" and "$" shall mean lawful money of the United States of
           -------       -
America.

          "Environmental Laws" shall mean any and all present and future
           ------------------
Governmental Rules relating to the regulation or protection of human or animal health or safety or of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes (including Hazardous Materials) into the indoor or outdoor environment, including ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes. The term "Environmental Law" shall include the terms and conditions of any Governmental Approval issued under any Environmental Law or with respect to any Hazardous Material.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974.

          "ERISA Affiliate" shall mean any corporation or trade or business that
           ---------------
is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Company is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described

                               Credit Agreement
                               ________________
in Section 414(m) or (o) of the Code of which the Company is a member.

          "Event of Default" shall have the meaning assigned to that term in
           ----------------
Section 9.
- ---------

          "FAB Guarantee" shall mean the Guarantee Agreement executed by the
           -------------
Company in connection with the Parent Credit Agreement.

          "Federal Funds Rate" shall mean, for any day, the rate per annum
           ------------------
(rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if the day for which such rate is to
                          --------
be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to the Bank on such Business Day on such transactions as determined by the Bank.

          "GAAP" shall have the meaning assigned to that term in the Company
           ----
Revolving Credit Agreement.

          "Governmental Approvals" shall mean any authorization, consent,
           ----------------------
approval, license, lease, ruling, permit, waiver, exemption, filing, registration or notice by or with any Governmental Person.

          "Governmental Person" shall mean any national (Federal or foreign),
           -------------------
state or local government, any political subdivision or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, agency, body or entity, including the PBGC, Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, any central bank or any comparable authority.

          "Governmental Rules" shall mean any law, rule, regulation, ordinance,
           ------------------
order, code, judgment, decree, directive, guideline, policy, or any similar form of decision of, or any interpretation or administration of any of the foregoing by, any Governmental Person.

                               Credit Agreement
                               ________________

          "Guarantee" shall mean a guarantee, an endorsement, a contingent
           ---------
agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or to become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, including causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as verbs shall have
                      ---------       ----------
correlative meanings.

          "Hazardous Material" shall mean, collectively, (a) any petroleum or
           ------------------
petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (PCB's), (b) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," "infectious wastes," "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which or use of which is now or hereafter prohibited, limited or regulated under any Environmental Law.

          "Indebtedness" shall mean, for any Person (without duplication):  (a)
           ------------
obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property (other than inventory and other goods held for sale or lease in the ordinary course of business) to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such

                               Credit Agreement
                               ________________

Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person.

          "Interest Rate Protection Agreement" shall mean, for any Person, an
           ----------------------------------
interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies. For purposes of this Agreement, the "credit exposure" at any time of any Person under an Interest Rate Protection Agreement to which such Person is a party shall be determined at such time in accordance with the standard methods of calculating credit exposure under similar arrangements as prescribed from time to time by the Bank, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Interest Rate Protection Agreement.

          "Lien" shall mean, with respect to any Property, any mortgage, lien,
           ----
pledge, charge, security interest or encumbrance of any kind in respect of such Property or any agreement to give, or notice of, any of the foregoing. For purposes of this Agreement and the Note, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

          "Loan" shall mean the loan provided for by Section 2.01(a).
           ----                                      ---------------

          "Margin Stock" shall mean "margin stock" within the meaning of
           ------------
Regulations U and X.

          "Material Adverse Effect" shall mean a material adverse effect on (a)
           -----------------------
the Property, business, operations, financial condition, liabilities or capitalization of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Note, (c) the validity or enforceability of this Agreement and the Note, (d) the rights, remedies, powers and privileges of the Bank under this Agreement and the Note or (e) the timely payment of the Obligations.

          "Material Subsidiary" shall mean, at any time, a Subsidiary whose
           -------------------
assets at such time exceed five percent (5%) of

                               Credit Agreement
                               ________________
the assets of, as to the Parent, the Parent and its Subsidiaries and, as to the Company, the Company and its Subsidiaries, each on a consolidated basis in accordance with GAAP.

          "Maturity Date" shall mean the 15th day subsequent to the Closing
           -------------
Date.

          "Multiemployer Plan" shall mean a multiemployer plan defined as such
           ------------------
in Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA.

          "Note" shall mean the promissory note provided for by Section 2.03.
           ----                                                 ------------

          "Obligations" shall mean the principal of the Loan, interest, fees and
           -----------
any other amount payable by the Company under this Agreement or the Note.

          "Obligors" shall mean, collectively, the Company and the Parent.
           --------

          "Parent" shall have the meaning assigned to that term in the
           ------
introductory paragraphs of this Agreement.

          "Parent Credit Agreement" shall mean the Credit Agreement dated as of
           -----------------------
December 23, 1993 between the Parent and the Bank.

          "Parent Senior Note Guaranty" shall mean the General Continuing
           ---------------------------
Guarantee dated as of December 23, 1993 issued by the Parent in connection with the Senior Note Purchase Agreement.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation.
           ----

          "Person" shall mean any individual, corporation, company, voluntary
           ------
association, partnership, joint venture, trust, unincorporated organization or Governmental Person.

          "Plan" shall mean an employee benefit or other plan established or
           ----
maintained by the Company or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

          "Post-Default Rate" shall mean, in respect of any Obligation that is
           -----------------
not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including

                               Credit Agreement
                               ________________
the due date to but excluding the date on which such amount is paid in full equal to 2.0% plus the Base Rate as in effect from time to time plus the
              ----
Applicable Margin.

          "Prime Rate" shall mean the rate of interest from time to time
           ----------
announced by the Bank at the Principal Office as its prime rate. Such announced rate is not necessarily the lowest rate offered by the Bank, and any other extension of credit by the Bank may be at rates above, below or at such announced rate.

          "Principal Office" shall mean the principal office of the Bank located
           ----------------
on the Signing Date at NationsBank of Texas, N.A., 901 Main Street, Dallas, Texas 75202.

          "Property" shall mean any right or interest in or to property of any
           --------
kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Regulations A, U and X" shall mean, respectively, Regulations A, U
           ----------------------
and X of the Board of Governors of the Federal Reserve System.

          "Release" shall mean any release, spill, emission, leaking, pumping,
           -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

          "Relevant Parties" shall have the meaning assigned to such term in
           ----------------
Section 9(b).
- ------------

          "Senior Note Purchase Agreement" shall mean the Amended and Restated
           ------------------------------
Senior Note Purchase Agreement dated as of December 23, 1993 between Americas and the purchasers which are signatories thereto.

          "Signing Date" shall mean the date on which each of the Obligors and
           ------------
the Bank have executed and delivered this Agreement.

          "Subsidiary" shall mean, for any Person, any corporation, partnership
           ----------
or other entity of which at least a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation,

                               Credit Agreement
                               ________________
partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. "Wholly Owned Subsidiary"
                                                      -----------------------
shall mean any such corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are so owned or controlled.

          1.02     Accounting Terms and Determinations.  Except as otherwise
                   -----------------------------------
expressly provided in this Agreement, all accounting terms used in this Agreement shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Bank under this Agreement shall be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the audited financial statements as at December 31, 1992 referred to in Section 7.02.
      ------------

          1.03     Interpretation.  In this Agreement, unless otherwise
                   --------------
indicated, the singular includes the plural and plural the singular; words importing any gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of this Agreement); and references to Persons include their respective permitted successors and assigns and, in the case of Governmental Persons, Persons succeeding to their respective functions and capacities.

          Section 2.  Commitment, Loan, Note and Prepayments.
                      --------------------------------------

          2.01     The Loan.  The Bank agrees, on the terms and conditions of
                   --------
this Agreement, to make a term loan to the Company in Dollars on the Closing Date (which shall be no later than February 14, 1994) in an aggregate principal amount up to but not exceeding $16,000,000.

                               Credit Agreement
                               ________________

          2.02  Borrowing of the Loan.  The Company shall give the Bank notice
                ---------------------
of the borrowing of the Loan no later than 12:00 noon Dallas time on the date of borrowing, which notice shall specify such date (which shall be a Business Day) and the amount to be borrowed. Not later than the close of business of the Bank, Dallas time, on the date specified for the borrowing in such notice, the Bank shall, subject to the terms and conditions of this Agreement, make the amount of the Loan available to the Company by depositing the same, in immediately available funds, in an account of the Company maintained with a depositary institution located in Los Angeles, California, New York, New York or Dallas, Texas and by written notice to the Bank designated by the Company.

          2.03     Note.  The Loan made by the Bank shall be evidenced by a
                   ----
single promissory note of the Company in substantially the form of Exhibit A, dated the Closing Date, payable to the Bank in a principal amount equal to the amount of the Loan.

          2.04     Optional Prepayments.  The Company shall have the right to
                   --------------------
prepay the Loan at any time and from time to time, provided that the Company
                                                   --------
shall give the Bank notice, including the amount, of such prepayment at least one Business Day prior to the date of prepayment specified in such notice (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable under this Agreement). Each partial prepayment of the Loan shall be in an aggregate amount at least equal to $500,000 or any larger multiple of $100,000.

          2.05     Mandatory Prepayments.  On each Business Day during the
                   ---------------------
period from but excluding the Closing Date to but excluding the Maturity Date, the Company shall prepay the Loan in the amount equal to the higher of (a) $500,000 and (b) the total amount of collections of accounts receivable (rounded down to the nearest multiple of $100,000) received by the Company on the immediately preceding Business Day.

          2.06     Advising, Structuring and Facility Fee.  On the Closing Date,
                   --------------------------------------
the Company shall pay to the Bank a nonrefundable fee equal to $50,000.


          Section 3.  Payments of Principal and Interest.
                      ----------------------------------

          3.01     Repayment of Loans.  The Company hereby promises to pay to
                   ------------------
the Bank the entire outstanding principal amount of the Loan, and the Loan shall mature on the Maturity Date.

                               Credit Agreement
                               ________________

          3.02  Interest.  The Company hereby promises to pay to the Bank
                --------
interest on the unpaid principal amount of the Loan for the period from and including the date of the Loan to but excluding the date the Loan shall be paid in full, at the Base Rate plus the Applicable Margin. Notwithstanding the
                          ----
foregoing, the Company hereby promises to pay to the Bank interest at the applicable Post-Default Rate on any Obligation which shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise) for the period from and including the due date of any such amount to but excluding the date the same is paid in full. Accrued interest on the Loan shall be payable upon the earlier to occur of (i) the Maturity Date and
(ii) the payment of the Loan in full, except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for in this Agreement or any change in any such interest rate, the Bank shall give notice of the same to the Company.


          Section 4.  Payments; Computations; Etc.
                      ----------------------------

          4.01  Payments.
                --------

          (a) Except to the extent otherwise provided in this Agreement, all payments of any Obligations shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Bank at account number 0180019828 maintained by the Bank at the Principal Office (or such other account as the Bank shall have designated in writing to the Company), not later than 12:00 noon Dallas time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

          (b) The Company shall, at the time of making each payment under this Agreement of any Obligation, specify to the Bank to which Obligation such payment is to be applied (and in the event that the Company fails to so specify, or if an Event of Default has occurred and is continuing, the Bank may apply such payment in such manner as it may determine to be appropriate).

          (c) If the due date of any payment of any Obligation would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

                               Credit Agreement
                               ________________

          4.02  Computations.  Interest on the Loan shall be computed on the
                ------------
basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable).

          4.03  Offsets, Etc.
                -------------

          Each Obligor agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim the Bank may otherwise have, the Bank shall be entitled, at its option, to offset balances held by it for the account of such Obligor at any of its offices, in Dollars or in any other currency, against any Obligations to the Bank that are not paid when due (regardless of whether such balances are then due to such Obligor). The Bank shall promptly notify such Obligor of any offset effected by it, provided that
                                                                 --------
the Bank's failure to give such notice shall not affect the validity of such offset.

          4.04  Taxes.
                -----

          (a) The Company agrees to pay to the Bank such additional amounts as are necessary in order that the net payment of any Obligation due to the Bank after deduction for or withholding in respect of any Tax imposed with respect to such payment (or for payment of such Tax by the Bank), will not be less than the amount of the Obligation then due and payable.

          (b)      For the purposes of this Section 4.04, "Taxes" shall mean any
                                            ------------   -----
present or future tax, assessment or other charge or levy imposed by or on behalf of any Governmental Person (other than taxes imposed on or measured by the overall net income of the Bank or of its Applicable Lending Office by the jurisdiction in which the Bank has its principal office or any Applicable Lending Office).

          (c) Within 30 days after paying any amount to the Bank from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Company shall deliver to the Bank evidence satisfactory to the Bank of such deduction, withholding or payment (as the case may be).


          Section 5.  The Guarantee
                      -------------

          5.01     Guarantee.  The Parent hereby guarantees to the Bank the
                   ---------
timely payment in full when due (whether at stated

                               Credit Agreement
                               ________________
maturity, by acceleration or otherwise) and performance of the Obligations in each case strictly in accordance with their terms. The Parent hereby further agrees that if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise), or to perform, all or any part of the Obligations, the Parent will immediately pay or perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of all or any part of the Obligations, the same will be timely paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. The obligations of the Parent under this Section 5 are irrevocable and unconditional
                                     ---------
in nature and are made with respect to any Obligations now existing or in the future arising. The Parent's liability under this Section 5 shall continue
                                                   ---------
until full satisfaction of all Obligations. The obligations of the Parent under this Section 5 constitute a guarantee of due and punctual payment and
     ---------
performance and is not merely a guarantee of collection.

          5.02     Acknowledgements, Waivers and Consents.  The Parent
                   --------------------------------------
acknowledges that the obligations undertaken by it under this Section 5 involve
                                                              ---------
the guarantee of obligations of Persons other than the Parent and that such obligations of the Parent are absolute, irrevocable and unconditional under any and all circumstances. In full recognition and in furtherance of the foregoing, the Parent agrees that:

          (a)      Without affecting the enforceability or effectiveness of this

Section 5 in accordance with its terms and without affecting, limiting,
- ---------
reducing, discharging or terminating the liability of the Parent, or the rights, remedies, powers and privileges of the Bank under this Section 5, the Bank may,
                                                       ---------
at any time and from time to time and without notice or demand of any kind or nature whatsoever:

          (i) amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Obligations (including any increase or decrease in the rate or rates of interest on all or any part of the Obligations);

          (ii) amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give, any Basic Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Obligations, any Basic Document or any such other instrument or any term or provision of the foregoing;

                               Credit Agreement
                               ________________

          (iii) accept or enter into new or additional agreements, security documents, guarantees (including letters of credit) or other instruments in addition to, in exchange for or relative to any Basic Document, all or any part of the Obligations or any collateral now or in the future serving as security for the Obligations;

          (iv) accept or receive (including from any other guarantor) partial payments or performance on the Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise);

          (v) accept, receive and hold any additional collateral for all or any part of the Obligations (including from any other guarantor);

          (vi) release, reconvey, terminate, waive, abandon, allow to lapse or expire, fail to perfect, subordinate, exchange, substitute, transfer, foreclose upon or enforce any collateral, security documents or guarantees (including letters of credit or the obligations of any other guarantor) for or with respect to all or any part of the Obligations;

          (vii) apply any collateral or the proceeds of any collateral or guarantee (including any letter of credit or the obligations of any other guarantor) to all or any part of the Obligations in such manner and to such extent as the Bank may in its discretion determine;

          (viii) release any Person (including any other guarantor) from any personal liability with respect to all or any part of the Obligations;

          (ix) settle, compromise, release, liquidate or enforce upon such terms and in such manner as the Bank may determine or as applicable law may dictate all or any part of the Obligations or any collateral on or guarantee of (including any letter of credit issued with respect to) all or any part of the Obligations (including with any other guarantor);

          (x) consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the corporate existence of the Company or any other Person (including any other guarantor);

          (xi) proceed against the Company, the Parent or any other guarantor of (including any issuer of any letter of credit issued with respect to) all or any part of the Obligations or any collateral provided by any Person and exercise the rights,

                               Credit Agreement
                               ________________
remedies, powers and privileges of the Bank under this Agreement and the Note or otherwise in such order and such manner as the Bank may, in its sole discretion, determine, without any necessity to proceed upon or against or exhaust any collateral, right, remedy, power or privilege before proceeding to call upon or otherwise enforce the obligations of the Parent under this Section 5 as to the
                                                           ---------
Parent;

          (xii) foreclose upon any deed of trust, mortgage or other instrument creating or granting liens on any interest in real property by judicial or nonjudicial sale or by deed in lieu of foreclosure, bid any amount or make no bid in any foreclosure sale or make any other election of remedies with respect to such liens or exercise any right of set-off;

          (xiii) obtain the appointment of a receiver with respect to any collateral for all or any part of the Obligations and apply the proceeds of such receivership as the Bank may in its discretion determine (it being agreed that nothing in this clause (xiii) shall be deemed to make the Bank a party in possession in contemplation of law, except at its option);

          (xiv) enter into such other transactions or business dealings with any other guarantor, the Company, any Subsidiary or Affiliate of the Company or any other guarantor of all or any part of the Obligations as the Bank may desire; and

          (xv)  do all or any combination of the actions set forth in this
Section 5.02(a).
- ---------------

          (b)      The enforceability and effectiveness of this Section 5 and
                                                                ---------
the liability of the Parent, and the rights, remedies, powers and privileges of the Bank, under this Section 5 shall not be affected, limited, reduced,
                     ---------
discharged or terminated, and the Parent hereby expressly waives to the fullest extent permitted by law any defense now or in the future arising, by reason of:

          (i) the illegality, invalidity or unenforceability of all or any part of the Obligations, any Basic Document or any agreement, security document, guarantee or other instrument related to all or any part of the Obligations;

          (ii) any disability or other defense with respect to all of any part of the Obligations of the Company, any other guarantor or any other guarantor of all or any part of the Obligations (including any issuer of any letters of credit), including the effect of any statute of limitations that may bar

                               Credit Agreement
                               ________________
the enforcement of all or any part of the Obligations or the obligations of any such other guarantor;

          (iii) the illegality, invalidity or unenforceability of any security or guarantee (including any letter of credit) for all or any part of the Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Obligations;

          (iv) the cessation, for any cause whatsoever, of the liability of the Company or any other guarantor of all or any part of the Obligations (other than, subject to Section 5.05, by reason of the full payment and performance
                 ------------
of all Obligations);

          (v) any failure of the Bank to marshal assets in favor of the Company or any other Person (including any other guarantor), to exhaust any collateral for all or any part of the Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against the Company or any other guarantor of all or any part of the Obligations (including any issuer of any letter of credit) or any other Person or to take any action whatsoever to mitigate or reduce such or any other guarantor's liability under this Section 5, the Bank being under no
                                           ---------
obligation to take any such action notwithstanding the fact that all or any part of the Obligations may be due and payable and that the Company may be in default of its obligations under any Basic Document;

          (vi) any failure of the Bank to give notice of sale or other disposition of any collateral (including any notice of any judicial or nonjudicial foreclosure or sale of any interest in real property serving as collateral for all or any part of the Obligations) for all or any part of the Obligations to the Company, the Parent or any other Person or any defect in, or any failure by the Parent or any other Person to receive, any notice that may be given in connection with any sale or disposition of any collateral;

          (vii) any failure of the Bank to comply with applicable laws in connection with the sale or other disposition of any collateral for all or any part of the Obligations;

          (viii) any judicial or nonjudicial foreclosure or sale of, or other election of remedies with respect to, any interest in real property or other collateral serving as security for all or any part of the Obligations, even though such foreclosure, sale or election of remedies may impair the

                               Credit Agreement
                               ________________
subrogation rights of the Parent or may preclude the Parent from obtaining reimbursement, contribution, indemnification or other recovery from any other guarantor, the Company, any other guarantor or any other Person and even though the Company may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency;

          (ix) any benefits the Company, any Parent or any other guarantor may otherwise derive from Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure or any comparable provisions of the laws of any other jurisdiction;

          (x) any act or omission of the Bank or any other Person that directly or indirectly results in or aids the discharge or release of the Company or any other guarantor of all or any part of the Obligations or any security or guarantee (including any letter of credit) for all or any part of the Obligations by operation of law or otherwise;

          (xi) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation;

          (xii) the possibility that the obligations of the Company to the Bank may at any time and from time to time exceed the aggregate liability of the Parent under this Section 5;
                  ---------

          (xiii) any counterclaim, set-off or other claim which the Company or any other guarantor has or alleges to have with respect to all or any part of the Obligations;

          (xiv) any failure of the Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person;

          (xv) the election by the Bank, in any bankruptcy proceeding of any Person, of the application or nonapplication of Section 1111(b)(2) of the Bankruptcy Code;

          (xvi) any extension of credit or the grant of any Lien under Section 364 of the Bankruptcy Code;

          (xvii) any use of cash collateral under Section 363 of the Bankruptcy Code;

                               Credit Agreement
                               ________________

          (xviii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person;

          (xix)  the avoidance of any Lien in favor of the Bank for any reason;

          (xx) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any part of the Obligations (or any interest on all or any part of the Obligations) in or as a result of any such proceeding;

          (xxi)  any action taken by the Bank that is authorized by this Section
                                                                         -------
5.02 or otherwise in this Section 5 or by any other provision of any Basic
- ----                      ---------
Document or any omission to take any such action; or

          (xxii) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, including by reason of Sections 2809, 2810, 2819, 2839, 2845, 2850, 2899, 3275
and 3433 of the California Civil Code, and any future judicial decisions or legislation or of any comparable provisions of the laws of any other jurisdiction.

          (c) The Parent expressly waives, for the benefit of the Bank, all set-offs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of the obligations of the Parent under this Section 5 or of the existence,
                                            ---------
creation, incurring or assumption of new or additional Obligations. The Parent further expressly waives the benefit of any and all statutes of limitation and any and all laws providing for the exemption of property from execution or for valuation and appraisal upon foreclosure, to the fullest extent permitted by applicable law.

          (d) The Parent represents and warrants to the Bank that it has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Company and its properties on a continuing basis and that the Parent is now and will in the future remain fully familiar with the business, operations and condition (financial and otherwise) of the Company

                               Credit Agreement
                               ________________
and its properties. The Parent further represents and warrants that it has reviewed and approved each of this Agreement and the Note and is fully familiar with the transaction contemplated by this Agreement and the Note and that it will in the future remain fully familiar with such transaction and with any new Agreement and Note and the transactions contemplated by this Agreement and the Note. The Parent hereby expressly waives and relinquishes any duty on the part of the Bank (should any such duty exist) to disclose to the Parent any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Company or its properties or to any Basic Document or the transactions undertaken pursuant to, or contemplated by, any such Basic Document, whether now or in the future known by the Bank.

          (e) The Parent intends that its rights and obligations shall be those expressly set forth in this Section 5 and that its obligations shall not
                                  ---------
be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Section 5.
                                                                      ---------

          5.03     Understanding With Respect to Waivers and Consents.  The
                   --------------------------------------------------
Parent warrants and agrees that each of the waivers and consents set forth in this Section 5 is made voluntarily and unconditionally after consultation with
     ---------
outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which the Parent otherwise may have against the Company, the Bank or any other Person or against any collateral. If, notwithstanding the intent of the parties that the terms of this Section 5 shall control in any and all circumstances, any such
                  ---------
waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the fullest extent permitted by law.

          5.04     Subrogation.  The Parent hereby waives, and agrees not to
                   -----------
exercise, all rights, remedies, powers or privileges, such as rights of subrogation, contribution, reimbursement or indemnity or related remedies, powers or privileges, arising against the Company, any Obligor or any other guarantor of all or any part of the Obligations or any collateral for all or any part of the Obligations (whether by contract or operation of law, including under the Bankruptcy Code) by reason of any payment or other performance by any Parent pursuant to the provisions of this Section 5 and agrees for the benefit
                                          ---------
of each of the Company's creditors (including the Bank) that any such payment by it shall constitute a contribution of capital by the

                               Credit Agreement
                               ________________

Parent to the Company. The Parent further agrees that, to the extent that the waiver of, or agreement not to exercise, any such rights, remedies, powers or privileges is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights, remedies, powers or privileges the Parent may have shall be junior and subordinate to the rights, remedies, powers and privileges of the Bank against the Parent under this Section 5.
                                                     ---------

          5.05     Reinstatement.  The obligations of the Parent under this
                   -------------
Section 5 shall be automatically reinstated if and to the extent that for any
- ---------
reason any payment by or on behalf of the Company or any other Person or any other application of funds (including the proceeds of any collateral for all or any part of the Obligations) in respect of all or any part of the Obligations is rescinded or must be otherwise restored by any holder of such Obligations, whether as a result of any proceedings in bankruptcy, reorganization or otherwise and the Parent agrees that it will indemnify the Bank on demand for all reasonable costs and expenses (including fees and expenses of counsel) incurred by the Bank in connection with such rescission or restoration.

          5.06     Remedies.  The Parent hereby agrees that, between it and the
                   --------
Bank, the obligations of the Company under the Credit Agreement and the Note may be declared to be forthwith (or may become automatically) due and payable as provided in Section 9 for purposes of Section 5.01 notwithstanding any stay,
            ---------                 ------------
injunction or other prohibition preventing such declaration (or such obligations becoming due and payable as against the Company) and that, in the event of such declaration (or such obligation being deemed due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable for purposes of Section 5.01.
                        ------------

          5.07     Separate Action.  The Bank may bring and prosecute a separate
                   ---------------
action or actions against the Parent whether or not the Company, any other guarantor or any other Person is joined in any such action or a separate action or actions are brought against any the Company, any other guarantor, any other Person, or any collateral for all or any part of the Obligations. The obligations of the Parent under, and the effectiveness of, this Section 5 are
                                                                ---------
not conditioned upon the existence or continuation of any other guarantee (including any letter of credit) of all or any part of the Obligations.

          5.08     Subordination of Indebtedness of the Company.  The Parent
                   --------------------------------------------
agrees that any indebtedness of the Company now or in the future owed to the Parent is hereby subordinated to the

                               Credit Agreement
                               ________________

Obligations. If the Bank so requests, any such indebtedness shall be collected, enforced and received by the Parent as trustee for the Bank and shall be paid over to the Bank in kind on account of the Obligations. If, after the Bank's request, the Parent fails to collect or enforce any such indebtedness or to pay the proceeds of such indebtedness to the Bank, the Bank as the Parent's attorney-in-fact may do such acts and sign such documents in the Parent's name and on the Parent's behalf as the Bank considers necessary or desirable to effect such collection, enforcement or payment, the Bank being hereby appointed the Parent's attorney-in-fact for such purpose.

          5.09     Revocation.  To the fullest extent permitted by law, the
                   ----------
Parent hereby waives all right of revocation with respect to the Obligations.


          Section 6.  Conditions Precedent.
                      --------------------

          6.01     Extension of Credit.  The obligation of the Bank to make the
                   -------------------
Loan under this Agreement is subject to the conditions precedent that

          (1) each of the conditions under Sections 6.01 and 6.02 of the Parent Credit Agreement shall have been satisfied;

          (2) both immediately prior to the making of the Loan and also after giving effect to, and to the intended use of, the Loan:

          (a)  no Default shall have occurred and be continuing; and

          (b)  the representations and warranties made by the Company in Section
                                                                         -------
7 shall be true and complete on and as of the date of the making of the Loan
- -
with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

          (3) the Bank shall have received on the Closing Date the following documents, each of which shall be satisfactory to the Bank in form and substance:

          (a)  Note.  The Note, which shall have been duly completed and
               ----
executed;

                               Credit Agreement
                               ________________

          (b)  Corporate Documents.  The following documents, each certified
               -------------------
as indicated below:

          (i) a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying (A) that attached to such certificate is a true and complete copy of the by-laws of the Company as amended and in effect at all times from the date on which the resolutions referred to in clause (B) were adopted to and including the date of such certificate, (B) that attached to such certificate is a true and complete copy of resolutions duly adopted by the board of directors of the Company authorizing the execution, delivery and performance of this Agreement and the Note and the extension of credit under this Agreement and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter of the Company has not been amended since the date of the certification furnished pursuant to the Company Revolving Credit Agreement, and (D) as to the incumbency and specimen signature of each officer of the Company executing this Agreement and the Note and each other document to be delivered by the Company from time to time in connection with any Basic FAB Document (and the Bank may conclusively rely on such certificate until the Bank receives notice in writing from the Company); and

          (ii) a certificate of another officer of the Company, dated the Closing Date as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be, of the Company;

          (c)  Officer's Certificate.  A certificate of a senior officer of
               ---------------------
the Company, dated the Closing Date, to the effect set forth in Sections
                                                                --------
6.01(2)(a), 6.01(2)(b) and 7.13;
- ----------  ----------     ----

          (d)  Certificate of No Breach.  A certificate of a senior financial
               ------------------------
officer of the Parent (i) to the effect that the borrowings of the Loan by the Company and the execution, delivery and performance by the Company and the Parent of this Agreement and the Note will not conflict with or result in a breach by the Parent of Sections 7.01(g), 7.01(k) and 7.02(g) of the Americas Revolving Credit Agreement and (ii) setting forth in reasonable detail the computations necessary

                               Credit Agreement
                               ________________
to determine whether the Parent is in compliance with such provisions;

          (e)      Certificate Regarding Guaranty.  A certificate of a senior
                   ------------------------------
financial officer of the Parent to the effect that the guaranty of the Loan by the Parent pursuant to Section 5 is duly authorized by existing resolutions duly adopted by the board of directors of the Parent.

          (f)      Opinion of Counsel to the Obligors.  An opinion, dated the
                   ----------------------------------
Closing Date, of Riordan & McKinzie, counsel to the Obligors, in substantially the form of Exhibit B, and covering such other matters as the Bank may reasonably request (and each Obligor hereby instructs such counsel to deliver such opinion to the Bank); and

          (g)      Other Documents.  Such other documents as the Bank or counsel
                   ---------------
to the Bank may reasonably request.

The obligation of the Bank to make the Loan under this Agreement is also subject to the payment or delivery by the Company of (i) the advising, structuring and facility fee under Section 2.06 and (ii) the reasonable fees and expenses of
                   ------------
Milbank, Tweed, Hadley & McCloy,counsel to the Bank, in connection with the negotiation, preparation, execution and delivery of this Agreement and the Note (to the extent that statements for such fees and expenses have been delivered to the Company).


          Section 7.  Representations and Warranties.  The Company represents
                      ------------------------------
and warrants to the Bank that:

          7.01  Corporate Existence.  Each of the Obligors and their
                -------------------
respective Subsidiaries:

          (a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

          (b) has all requisite corporate or other power, and has all material Governmental Approvals necessary, to own its assets and to carry on its business as now being or as proposed to be conducted; and

          (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business

                               Credit Agreement
                               ________________
conducted by it makes such qualification necessary and where failure so to qualify could have a Material Adverse Effect.

          7.02     Financial Condition.  The Parent has previously furnished to
                   -------------------
the Bank consolidated and consolidating balance sheets of the Parent and its Consolidated Subsidiaries as at December 31, 1992 and the related consolidated and consolidating statements of income, retained earnings and cash flow of the Parent and its Consolidated Subsidiaries for the fiscal year ended on that date, with the opinion (in the case of the consolidated balance sheet and statements) of Deloitte & Touche, and the unaudited consolidated and consolidating balance sheets of the Parent and its Consolidated Subsidiaries as at September 30, 1993 and the related consolidated and consolidating statements of income, retained earnings and cash flow of the Parent and its Consolidated Subsidiaries for the nine-month period ended on such date.

          All such financial statements are complete and correct and fairly present the consolidated financial condition of the Parent and its Consolidated Subsidiaries, and (in the case of the consolidating financial statements) the respective unconsolidated financial condition of the Parent and of each of its Consolidated Subsidiaries, as at those dates and the consolidated and unconsolidated results of their operations for the fiscal year and nine-month period ended on those dates (subject, in the case of such financial statements as at September 30, 1993, to normal year-end audit adjustments), all in accordance with GAAP and practices applied on a consistent basis. Except as incurred in the ordinary course of business, neither the Parent nor any of its Subsidiaries has on the Closing Date any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the most recent balance sheet referred to above. Since December 31, 1992, there has been no material adverse change in the consolidated financial condition, operations or business taken as a whole of the Parent and its Consolidated Subsidiaries from that set forth in the financial statements as at December 31, 1992 for the period ending on that date.

          7.03     Litigation.  Except as disclosed to the Bank in Schedule 8.03
                   ----------
to the Company Revolving Credit Agreement, there are no legal or arbitral proceedings, or any proceedings by or before any Governmental Person now pending or (to the knowledge of each of the Obligors) threatened against the Obligors or any of their respective Subsidiaries which, if adversely determined, could have a Material Adverse Effect.

                               Credit Agreement
                               ________________

          7.04  No Breach.  None of the execution and delivery of this Agreement
                ---------
or the Note, the consummation of the transactions contemplated in this Agreement or the Note or compliance with the terms and provisions of this Agreement or the Note will conflict with or result in a breach of, or require any consent under, the charter or by-laws of such Obligor or any of its Subsidiaries, or any applicable Governmental Rule or any material agreement or instrument to which such Obligor or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under, or result in the acceleration or mandatory prepayment of, any Indebtedness evidenced by or termination of any such agreement or instrument, or result in the creation or imposition of any Lien upon any Property of such Obligor or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

          7.05     Action.  Each Obligor has all necessary corporate power and
                   ------
authority to execute, deliver and perform its obligations under this Agreement and the Note, the execution, delivery and performance by such Obligor of this Agreement and the Note have been duly authorized by all necessary corporate action on its part (including any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by such Obligor and constitutes, and the Note when executed and delivered by the Company for value will constitute, such Obligor's legal, valid and binding obligation, enforceable against such Obligor in accordance with its terms, (a) except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) except as such enforceability may be limited by the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          7.06     Approvals.  No Governmental Approvals are necessary for the
                   ---------
execution, delivery or performance by any Obligor of this Agreement or the Note or for the legality, validity or enforceability of any such Basic Document.

          7.07     Margin Stock.  Neither Obligor nor any of its Subsidiaries is
                   ------------
engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit under this Agreement will be used to buy or carry any Margin Stock.

                               Credit Agreement
                               ________________

          7.08  ERISA.  Each Plan, and, to the knowledge of any Obligor, each
                -----
Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Governmental Rule, and no event or condition has occurred and is continuing as to which such Obligor would be under an obligation to furnish a report to the Bank under Section 9.01(g) of the
                                                    ---------------
Company Revolving Credit Agreement.

          7.09     Taxes.  There is no tax sharing, tax allocation or similar
                   -----
agreement currently in effect providing for the manner in which tax payments owing by any Obligor or any of its Subsidiaries (whether in respect of Federal or state income or other taxes) are allocated among such Persons. Each Obligor and such Obligor's Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by such Obligor or any of its Subsidiaries and all other related penalties and charges. The charges, accruals and reserves on the books of such Obligor and such Obligor's Subsidiaries in respect of taxes and other governmental charges are, in the opinion of such Obligor, adequate. Neither Obligor has given or been requested to give a waiver of the statute of limitations relating to the payment of Federal or other taxes.

          7.10     Certain Regulations.  Neither Obligor nor any of its
                   -------------------
Subsidiaries is (a) an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940;
(b) a "holding company," or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935; or (c) subject to any other Governmental Rule restricting its ability to incur debt.

          7.11     Environmental Matters.  Each Obligor and such Obligor's
                   ---------------------
Subsidiaries has obtained all Governmental Approvals required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such Governmental Approvals would not have a Material Adverse Effect. Each of such Governmental Approvals is in full force and effect and each of the Obligors and its Subsidiaries is in compliance with the terms and conditions of such Governmental Approvals, and is also in compliance with all other provisions of any applicable Environmental Law or of any Governmental Rule issued, entered, promulgated or approved under any Environmental Law, except to the extent failure to comply with such provisions would not have a Material Adverse Effect.

                               Credit Agreement
                               ________________

          In addition, except as set forth in Schedule 8.12 of the Company Revolving Credit Agreement, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any Governmental Person with respect to any alleged failure by any Obligor or any of its Subsidiaries to have any Governmental Approval required under any Environmental Law in connection with the conduct of the business of such Obligor or any of its Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation or Release of any Hazardous Materials generated by such Obligor or any of its Subsidiaries.

          7.12     Title to Assets.  The Parent or a Subsidiary of the Parent
                   ---------------
owns and has on the Closing Date, and will own and have on the Funding Date (as defined in the Parent Credit Agreement), good and marketable title (subject only to Liens permitted by Section 9.06 of the Company Revolving Credit Agreement) to the Properties shown to be owned in the most recent financial statements referred to in Section 7.02 (other than Properties disposed of in the ordinary
               ------------
course of business or otherwise permitted to be disposed of pursuant to Section
9.05 of the Company Revolving Credit Agreement). The Parent or a Subsidiary of the Parent owns and has on the Closing Date and will own and have on the Funding Date (as defined in the Parent Credit Agreement), good and marketable title to, and enjoys on the Closing Date and will enjoy on the Funding Date (as defined in the Parent Credit Agreement), peaceful and undisturbed possession of, all Properties (subject only to Liens permitted by Section 9.06 of the Company Revolving Credit Agreement) that are necessary for the operation and conduct of its respective businesses.

          7.13     True and Complete Disclosure.  The information, reports,
                   ----------------------------
financial statements, exhibits and schedules furnished in writing by or on behalf of any Obligor to the Bank in connection with the negotiation, preparation or delivery of this Agreement and the Note, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements in any such document, in light of the circumstances under which they were made, not misleading. All written information furnished after the Closing Date by any Obligor and its Subsidiaries to the Bank in connection with this Agreement and the Note and the transactions contemplated by this Agreement and the Note will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to either Obligor that could have a Material Adverse

                               Credit Agreement
                               ________________

Effect that has not been disclosed in this Agreement and the Note or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Bank for use in connection with the transactions contemplated by this Agreement and the Note.


          Section 8.  Covenants.  The Obligors covenant and agree with the Bank
                      ---------
that, so long as the Loan is outstanding and until payment in full of all
Obligations:

          8.01  Incorporation by Reference.  Each of the Parent and the Company
                --------------------------
agrees, for the benefit of the Bank, to perform, to comply with and to be bound by each of its covenants, agreements and obligations contained in Section 8 of the Parent Credit Agreement and Section 9 of the Company Revolving Credit Agreement, respectively, in each case as in effect on the Signing Date, and without giving effect to any modifications or supplements to, or termination of, the Parent Credit Agreement or the Company Revolving Credit Agreement, after the Signing Date. Without limiting the generality of the foregoing, the above-mentioned provisions of the Parent Credit Agreement or the Company Revolving Credit Agreement, together with, for purposes of such provisions only, related definitions and ancillary provisions and schedules and exhibits, are hereby incorporated in this Agreement by reference, as if set forth in this Agreement in full, mutatis mutandis; provided that, as incorporated in this Agreement, (i)
         ------- --------  --------
each reference in the Parent Credit Agreement or the Company Revolving Credit Agreement to "this Agreement" or "the Notes" or the like shall be deemed to be a reference to this Agreement and the Note, as the case may be, (ii) each reference in the Parent Credit Agreement or the Company Revolving Credit Agreement to any "Bank" or "holder of any Note" or the like, shall be deemed to be a reference to the Bank under this Agreement.

          8.02     Use of Proceeds.  The Company shall use the proceeds of the
                   ---------------
Loan solely to fund a portion of the purchase price of the Acquisition and related costs (in compliance with all applicable Governmental Rules); provided
                                                                      --------
that the Bank shall have no responsibility as to the use of any of such proceeds.

          8.03     The Company Revolving Credit Agreement.  The Company agrees
                   --------------------------------------
that it will not borrow, or have any amount outstanding, under the Company Revolving Credit Agreement at any time during the period from the Signing Date to the date that is fifteen Business Days after the later of the termination of this Agreement and the payment in full of the Obligations. The Company agrees that this Section 8.03 constitutes, to the extent
          ------------

                               Credit Agreement
                               ________________
necessary to implement the purpose of this Section 8.03, an amendment of the
                                           ------------
Company Revolving Credit Agreement.


          Section 9.  Events of Default.  If one or more of the following events
                      -----------------
("Events of Default") shall occur and be continuing:
  -----------------

          (a) The Company shall: (i) default in the payment of any principal of any Loan when due (whether at stated maturity or at mandatory or optional prepayment); or (ii) default in the payment of any interest on any Loan or any other Obligation when due and such default shall have continued unremedied for 3 or more days; or

          (b) Any Obligor or any of such Obligor's Material Subsidiaries (collectively, the "Relevant Parties") shall default in the payment when due of
                    ----------------
any principal of or interest on any of its other Indebtedness aggregating $1,000,000 with respect to the Company or any of its Material Subsidiaries or $5,000,000 with respect to the Parent or any of its Material Subsidiaries or more, or in the payment when due of any amount under any Interest Rate Protection Agreement having a credit exposure amount exceeding $1,000,000 with respect to the Company or any of its Material Subsidiaries or $5,000,000 with respect to the Parent or any of its Material Subsidiaries; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness or any event specified in any Interest Rate Protection Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate on such Indebtedness reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to its par value or, in the case of an Interest Rate Protection Agreement, to permit the payments owing under such Interest Rate Protection Agreement to be liquidated; or

          (c) Any representation, warranty or certification made or deemed made in any Basic Document by any Obligor or any certificate furnished to the Bank pursuant to the provisions of any Basic Document shall prove to have been false or misleading as of the time made or furnished or deemed made or furnished in any material respect; or

                               Credit Agreement
                               ________________

          (d) The Company shall default in the performance of any of its other obligations in this Agreement or any other Basic Document and such default shall continue unremedied for a period of 10 days after notice of such default to the Company by the Bank; or

          (e)      Any event or condition described as an "Event of Default"
                                                           ----------------
under the Parent Credit Agreement or the Company Revolving Credit Agreement shall occur;

          (f) Any Relevant Party shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

          (g) Any Relevant Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

          (h) A proceeding or case shall be commenced, without the application or consent of the affected Relevant Party, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of such Relevant Party or of all or any substantial part of its Property, or (iii) similar relief in respect of such Relevant Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any Relevant Party shall be entered in an involuntary case under the Bankruptcy Code; or

          (i) A final judgment or judgments for the payment of money in excess of $1,000,000 with respect to the Company or any of its Material Subsidiaries, and $5,000,000 with respect to

                               Credit Agreement
                               ________________
the Parent or any of its Material Subsidiaries other than the Company, in the aggregate shall be rendered by one or more Governmental Persons having jurisdiction against any Relevant Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution of the relevant judgment shall not be procured, within 30 days from the date of entry of such judgment and such Relevant Party shall not, within that thirty-day period, or such longer period during which execution of the same shall have been stayed, appeal from and cause the execution of such judgment to be stayed during such appeal; or

          (j) An event or condition specified in Section 9.01(f) of the Company Revolving Credit Agreement shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, any Obligor or any ERISA Affiliate shall incur or shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which would constitute a Material Adverse Effect; or

          (k) A reasonable basis shall exist for the assertion against any Relevant Party of (or there shall have been asserted against any Relevant Party) claims or liabilities, whether accrued, absolute or contingent, based on or arising from the generation, storage, transport, handling or Release of Hazardous Materials by any Relevant Party or any of its respective Affiliates, or any predecessor in interest of any Relevant Party or any of its respective Affiliates, or relating to any site, facility or vessel owned, operated or leased by any Relevant Party or its respective Affiliates, which claims or liabilities (insofar as they are payable by any Relevant Party but after deducting any portion which is reasonably expected to be paid by other creditworthy Persons jointly and severally liable for such portion), in the judgment of the Bank, are reasonably likely to be determined adversely to any Relevant Party, and the amount of such claims or liabilities is, singly or in the aggregate, reasonably likely to have a Material Adverse Effect; or

          (l)      The obligations of the Parent under Section 5 shall cease to
                                                       ---------
be in full force and effect, or the Parent shall repudiate or revoke or seek to repudiate or revoke any of the obligations under Section 5; or
                                                 ---------

          (m) During any period of 25 consecutive calendar months, a majority of the Board of Directors of the Parent shall no longer be composed of individuals (i) who were members of such

                               Credit Agreement
                               ________________

Board on the first day of such period, (ii) whose election or nomination to such Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of such Board or
(iii) whose election or nomination to such Board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of such Board; or

          (n) Any Person (other than the Parent) alone or together with its Affiliates, directly or indirectly through one or more intermediaries, gains control of more than 50% of the Parent's outstanding capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors of the Parent; or

          (o) Any circumstance or event resulting in a Material Adverse Effect shall have occurred.

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 9 with respect to any Obligor, the Bank may,
                          ---------
by notice to the Company, (A) terminate this Agreement and it shall thereupon terminate and (B) declare the principal amount then outstanding of, and the accrued interest on, the Loan and all other Obligations to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 9 with
                                                                ---------
respect to any Obligor, this Agreement shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loan and all other Obligations shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor.


          Section 10.  Miscellaneous.
                       -------------

          10.01    Waiver.  No failure on the part of the Bank to exercise and
                   ------
no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement or the Note shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Note preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other

                               Credit Agreement
                               ________________
right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement and the Note are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          10.02    Notices.  All notices, requests and other communications
                   -------
provided for in this Agreement and under the Note (including any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing, delivered to the intended recipient at the "Address for Notices" specified below its name on Annex I or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in any Basic Document, all such communications shall be deemed to have been duly given when transmitted by telex or telefacsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as set forth above.

          10.03    Expenses, Etc.  The Company agrees to pay or reimburse the
                   --------------
Bank for paying: (a) all reasonable out-of-pocket costs and expenses of the Bank (including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, counsel to the Bank, in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the Note and the extension of credit under this Agreement and (ii) any modification, supplement or waiver of any of the terms of any Basic Document; (b) all reasonable costs and expenses of the Bank (including reasonable counsels' fees) in connection with (i) any Default and any enforcement or collection proceedings (including any bankruptcy, reorganization, workout or other similar proceeding) resulting from such Default or in connection with the negotiation of any restructuring or "work-out" (whether or not consummated) of the obligations of the Company under this Agreement and the Note and (ii) the enforcement of this Section 10.03; and (c)
                                                        -------------
all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of any Basic Document or any other document referred to in any Basic Document.

          The Company hereby agrees (i) to indemnify the Bank and its affiliates, directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, damages or expenses incurred by any of them in connection with or by reason of any actual or threatened investigation, litigation or other proceedings relating to the extensions of credit under, and the transactions contemplated by, this Agreement and the Note or any actual or proposed use by any Obligor or any of its Subsidiaries of the proceeds of any such extensions of credit, including the

                               Credit Agreement
                               ________________
reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceedings (but excluding any such losses, liabilities, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) and (ii) not to assert any claim against the Bank or any of its affiliates, directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated in any Basic FAB Document. It shall not be a condition to any such indemnification that the Bank be a party to any such investigation, litigation or other proceeding.

          10.04    Amendments, Etc.  Except as otherwise expressly provided in
                   ----------------
this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Company, the Parent and the Bank, and any provision of this Agreement for the benefit of the Bank may be waived by the Bank. Any modification, supplement or waiver shall be for such period and shall be subject to such conditions as shall be specified in the instrument effecting the same, and any such waiver shall be effective only in the specific instance and for the purpose for which given.

          10.05    Successors and Assigns.  This Agreement shall be binding upon
                   ----------------------
and inure to the benefit of its parties and their respective successors and permitted assigns.

          10.06    Assignments.
                   -----------

          (a) Neither Obligor may assign any of its respective rights or obligations under this Agreement or the Note without the prior consent of the Bank.

          (b) The Bank may assign all or any part of the Loan and the Note, together with, in any such case, its related rights, remedies, powers and privileges under this Agreement and the Note; provided that any such assignment
                                              --------
shall be in an amount at least equal to $5,000,000. Upon execution and delivery by the assignee to the Company and the Bank of an instrument in writing pursuant to which such assignee assumes the portion of the Loan specified in such instrument, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Company), the obligations, rights and benefits of the Bank under this Agreement and the Note in respect of the portion of the Loan assigned to it.

                               Credit Agreement
                               ________________

          (c) In addition to the assignments permitted under the foregoing provisions of this Section 10.06, the Bank may assign and pledge all or any
                   -------------
portion of its Loan and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the Bank from its obligations under this Agreement or the Note.

          (d) The Bank may furnish any information concerning each Obligor or any of such Obligor's Subsidiaries in the possession of the Bank from time to time to assignees (including prospective assignees), subject, however, to the provisions of Section 10.12(b).
              ----------------

          10.07    Survival.  The obligations of the Company under Sections 4.04
                   --------                                        -------------
and 10.03 shall survive the repayment of the Obligations and the termination of
    -----
the Commitment. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit, in or pursuant to any Basic Document, shall survive the making or deemed making of such representation and warranty, and the Bank shall not be deemed to have waived, by reason of making any extension of credit, any Default which may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Bank may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

          10.08    Agreements Superseded.  This Agreement supersedes all prior
                   ---------------------
agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

          10.09    Severability.  Any provision of this Agreement or the Note
                   ------------
that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or the Note and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.10    Captions.  The table of contents and captions and section
                   --------
headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          10.11    Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts, all of which taken together shall

                               Credit Agreement
                               ________________
constitute one and the same instrument and any of the parties to this Agreement may execute this Agreement by signing any such counterpart.

          10.12    Treatment of Certain Information; Confidentiality.
                   -------------------------------------------------

          (a) Each Obligor acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Obligor or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by the Bank or by one or more subsidiaries or affiliates of the Bank and such Obligor hereby authorizes the Bank to share any information delivered to the Bank by such Obligor and its Subsidiaries and Affiliates pursuant to this Agreement, or in connection with the decision of the Bank to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of clause (b) below as if it were the Bank.

          (b) The Bank agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any nonpublic information supplied to it by each Obligor pursuant to this Agreement; provided that nothing
                                                           --------
in this Agreement shall limit the disclosure of any such information (i) to the extent required by any Governmental Rule, (ii) to counsel for the Bank, (iii) to bank examiners, auditors or accountants, (iv) in connection with any litigation to which the Bank is a party, (v) to a subsidiary or affiliate of the Bank as provided in clause (a) above or (vi) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees to be bound by the provisions of this Section 10.12(b). In no event shall the Bank be obligated or required
        ----------------
to return any materials furnished by any Obligor. The obligations of the Bank under this Section 10.12 shall supersede and replace the obligations of the Bank
           -------------
under any confidentiality letter in respect of this financing signed and delivered by the Bank to any Obligor prior to the Closing Date.

          10.13    GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS AGREEMENT
                   -----------------------------------------
AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA. EACH

                               Credit Agreement
                               ________________

OF THE COMPANY AND THE PARENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN LOS ANGELES, CALIFORNIA FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE COMPANY AND THE PARENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          10.14    WAIVER OF JURY TRIAL.  EACH OF THE COMPANY, THE PARENT AND
                   --------------------
THE BANK HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

                               Credit Agreement
                               ________________

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    MERISEL FAB, INC.


                                    By:   /s/ Timothy N. Jenson
                                       -----------------------------------
                                    Title:    Vice President and Treasurer


                                    MERISEL, INC.


                                    By:   /s/ Timothy N. Jenson
                                       -----------------------------------
                                    Title:    Vice President and Treasurer


                                    NATIONSBANK OF TEXAS, N.A.


                                    By:   /s/ Janet E. Sockwell
                                       -----------------------------------
                                    Title:    Assistant Vice President

                               Credit Agreement
                               ________________